UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2025

OS THERAPIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42195	82-5118368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Pullman Crossing Road, Suite 103 Grasonville, Maryland	21638
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 297-7793

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	OSTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

OS Therapies Incorporated

January 28, 2025

Item 1.01 Entry into a Material Definitive Agreement.

On January 28, 2025, OS Therapies Incorporated (“OS Therapies” or the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Ayala Pharmaceuticals, Inc., a Delaware corporation formerly known as Advaxis, Inc. (“Ayala” or the “Seller”), pursuant to which the Company agreed, subject to the terms and conditions set forth therein, to acquire from Ayala all HER2 and Listeria monocytogenes (Lm) related intellectual property (the “IP”), including but not limited to certain patents and patent applications, rights to receive future milestones, royalties and other payments related to the IP, third-party license agreements (including a license agreement between Seller and the Trustees of the University of Pennsylvania (the “Penn License”)), inventions and discoveries, products, compounds, treatments, therapies, marketing authorizations and related rights, documents and all other assets directly related to the IP (collectively, the “Assets”).

The Assets include two Investigational New Drug filings with the US Food & Drug Administration (“FDA”):

(i)	ADXS-503 for Non-Small Cell Lung Cancer (NSCLC); and

(ii)	ADXS-504 for Prostate Cancer.

The change in milestone payments and royalty consideration owed as it relates to the OST-HER2 program are as follows:

1.	Elimination of $3,500,000 payment owed to Ayala upon the first filing of a Biologics Licensing Authorization approval for OST-HER2 with the FDA.

2.	Elimination of a total of $16,500,000 in OST-HER2 related sales milestone payments owed to Ayala made up of the following payments:

•	$1,500,000 owed upon reaching cumulative sales of $20,000,000;
•	$5,000,000 owed upon reaching cumulative sales of $50,000,000; and
•	$10,000,000 owed upon reaching cumulative sales of $100,000,000.

3.	The reduction in total royalty consideration owed on OST-HER2 related sales from 10% of net sales owed to Ayala to 1.5% of net sales owed under the Penn License. The royalty consideration of 1.5% of net sales owed to University of Pennsylvania going forward will apply to sales related to:

•	OST-HER2 related sales;
•	ADXS-503 related sales;
•	ADXS-504 related sales; and
•	Sales related to any new immunotherapy drug candidates created from the Lm platform during the term of the Penn License.

In consideration for the purchase of the Assets, the Company has agreed to pay an aggregate purchase price of $8,000,000, which will be paid as follows:

(i)	$400,000 to Seller, $150,000 of which is due upon execution of the Purchase Agreement or the immediately succeeding business day thereafter and $250,000 of which is due on the closing date of the transaction (the “Closing Date”);

(ii)	$100,000 to a third party on behalf of Seller on the Closing Date; and

(iii)	$7,500,000 of shares of the Company’s common stock, based on the volume-weighted average price of the Company’s common stock over the 30 trading days immediately preceding the Closing Date (the “Consideration Shares”).

If the issuance of the Consideration Shares would cause Seller to beneficially own more than 9.99% of Company’s outstanding common stock immediately following such issuance (the “Beneficial Ownership Limitation”), the Company has agreed to issue to Seller (i) the maximum number of shares of common stock that Seller may beneficially own without exceeding the Beneficial Ownership Limitation (the “Initial Shares”), and (ii) a warrant to purchase a number of shares of common stock equal to (x) the total number of Consideration Shares minus (y) the Initial Shares (the “Warrant” and the shares of common stock issuable thereunder, the “Warrant Shares”).

Additionally, if the issuance of the Consideration Shares and Warrant Shares would cause Seller to beneficially own more than 19.99% of the Company’s outstanding common stock immediately following such issuance (the “NYSE Ownership Limitation” and the number of Warrant Shares that would cause such NYSE Ownership Limitation to be exceeded, the “Additional Consideration Shares”), then (A) the Company has agreed to issue to Seller at the closing (i) the maximum number of shares of common stock that Seller may beneficially own without exceeding the Beneficial Ownership Limitation, and (ii) the Warrant to purchase the maximum number of Warrant Shares that Seller may beneficially own without exceeding (together with the Consideration Shares) the NYSE Ownership Limitation, and (B) immediately after, and subject to, obtaining the stockholders approval for the issuance of the Additional Consideration Shares under NYSE rules, will issue to Seller a number of common stock equal to the number of Additional Consideration Shares.

The Warrant will be exercisable upon issuance at an exercise price per share of $0.001 (as adjusted from time to time in accordance with the terms thereof) and will expire three years from the date of issuance. The Warrant may not be exercised to the extent that the holder, together with its affiliates, would beneficially own more than 9.99% of the number of shares of common stock outstanding immediately after giving effect to such exercise. The holder may increase or decrease this percentage, but not in excess of 19.99%, unless the stockholder approval relating to the NYSE Ownership Limitation has been obtained.

In connection with the issuance of the Consideration Shares (including the Warrant Shares and any Additional Consideration Shares), the Company will also enter into a registration rights agreement with Ayala (the “Registration Rights Agreement”), requiring the Company to file one or more registration statements, as necessary, to register under the Securities Act of 1933, as amended (the “Securities Act”), the resale of such shares no later than 75 days after the closing of the transaction.

Seller will enter into a lock-up agreement (the “Lock-Up Agreement”), pursuant to which, and subject to the terms and conditions set forth therein, Seller agrees not to trade or transfer, subject to certain customary exceptions, any of the Consideration Shares (including the Warrant Shares) for a period of 180 days following the closing of the transaction.

The closing of the transaction is subject to assignment of the Penn License, execution and delivery of a patent assignment agreement, a termination of license agreement, the Lock-Up Agreement and the Registration Rights Agreement, the approval of the transaction by Ayala stockholders and other customary conditions.

The foregoing descriptions of the Purchase Agreement, the Warrant and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The Consideration Shares, Warrant (including Warrant Shares) and Additional Consideration Shares (if any) are being offered and sold by the Company to Ayala under the Purchase Agreement in reliance upon an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2025, Karim Galzahr was elected to the Company’s board of directors. Mr. Galzahr has not been appointed to any committee of the board at this time. Mr. Galzahr was elected to the Company’s board in accordance with the terms of the previously disclosed Securities Purchase Agreement, dated as of December 30, 2024, by and among the Company and the purchasers party thereto.

Mr. Galzahr, age 51, is currently a managing partner at OKG Capital, an early stage medtech and life science investor, which he founded in 2022, and the Chief Executive Officer of OKG Services SA, a life science and medtech management company. Mr. Galzahr has served on the board of directors of various privately held companies in the medical diagnostics, medtech, life science, and healthcare technology sectors since 2022. Notably, he has served as a director of NeoTX Holdings, Inc., a privately held clinical stage immune oncology drug discovery company developing innovative therapies for the treatment of solid cold tumors, since November 2024, 52 North Health Ltd., a privately held company focused on remote monitoring and home diagnostics solutions for acute oncology and other serious diseases including neutropenic sepsis, since October 2024, iQure Pharma Inc., a privately held global biotech company focused on the development of new therapeutics for neurodegenerative diseases, since March 2023, and Deeplook Medical, Inc., a privately held breast cancer detection and diagnostic imaging software provider, since January 2023. Mr. Galzahr also serves as an Investment Manager of Edo Investments Limited, a privately held public and private investment management company, and Investment Advisor of MJ Assets Limited, a private wealth investor focusing on disruptive technologies that have significant positive social impact, positions he has held since 2021.

Mr. Galzahr brings over 30 years of experience in all aspects of finance including M&A, asset management, corporate development and strategic advisory work across the technology sector and medical technology sectors, making him highly qualified to be a director of the Company.

Mr. Galzahr has not engaged in a related party transaction with the Company during the last two years, and there are no family relationships between Mr. Galzahr and any of the Company’s other directors or executive officers.

Item 8.01 Other Events.

On January 29, 2025, the Company issued a press release announcing the acquisition of the Assets, the appointment of Mr. Galzahr and certain clinical data conclusions of the Company’s lung cancer asset. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This report, including Exhibit 99.1, contains “forward-looking statements” within the meaning of the federal securities laws, which may include information concerning the Company’s beliefs, plans, objectives, goals, expectations, strategies, anticipations, assumptions, estimates, intentions, future events, future revenues or performance, capital expenditures and other information that is not historical information. Forward-looking statements involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. When used in this report, the words “seek,” “estimate,” “expect,” “anticipate,” “project,” “plan,” “contemplate,” “plan,” “continue,” “intend,” “believe” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon the Company’s current expectations and various assumptions. The Company believes there is a reasonable basis for its expectations and beliefs, but there can be no assurance that the Company will realize its expectations or that its beliefs will prove to be correct.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this report. Examples of risks and uncertainties that could cause actual results to differ materially from historical performance and any forward-looking statements include, but are not limited to, the risks described under the section titled “Risk Factors” in our Registration Statements on Form S-1 initially filed with the Securities and Exchange Commission (the “SEC”) on May 30, 2024 and November 12, 2024, as well as any subsequent filings with the SEC.

There may be other factors of which the Company is currently unaware or which it currently deems immaterial that may cause its actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date they are made and are expressly qualified in their entirety by the cautionary statements included in this report. Except as may be required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances occurring after the date they were made or to reflect the occurrence of unanticipated events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Warrant.
10.1	Asset Purchase Agreement, dated as of January 28, 2025, between OS Therapies Incorporated and Ayala Pharmaceuticals, Inc.*
10.2	Form of Registration Rights Agreement.
99.1	Press release, dated January 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OS THERAPIES INCORPORATED

Dated: January 29, 2025	By:	/s/ Paul A. Romness, MPH
		Name:	Paul A. Romness, MPH
		Title:	President and Chief Executive Officer

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